Exhibit 10.72

AMENDMENT NO. 3 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 16th day of December, 2011, by and among SILICON VALLEY BANK, a California banking corporation (“Bank”), and U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (“USAPN”), AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC., a Delaware corporation (“ASAP”), GO FIDO, INC., a Delaware corporation (“Go Fido”), PARTS BIN, INC., a Delaware corporation (“Parts Bin”), LOBO MARKETING, INC., a Texas corporation (“Lobo”), WHITNEY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Whitney”), PRIVATE LABEL PARTS, INC., a Delaware corporation (“Private Label”), PACIFIC 3PL, INC., a Delaware corporation (“Pacific”), AUTOMD, INC., a Delaware corporation (“AutoMD”), and LOCAL BODY SHOPS, INC., a Delaware corporation (“Local Body Shops” and with USAPN, ASAP, Go Fido, Parts Bin, Lobo, Whitney, Private Label, Pacific, and AutoMD, each a “Borrower” and collectively, the “Borrower”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank entered into that certain Loan and Security Agreement dated as of August 13, 2010, as amended by that certain Amendment No. 1 to Loan and Security Agreement and Limited Waiver dated as of February 28, 2011, as amended by that certain Amendment No. 2 to Loan and Security Agreement and Limited Waiver dated as of November 7, 2011 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Bank agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENT TO LOAN AGREEMENT.

1.1 Section 13.1 (Definitions). Subsection (t) of the definition of “Permitted Liens” in Section 13.1 of the Loan Agreement is deleted in its entirety and Subsection (n) of the definition of “Permitted Indebtedness” in Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

“(n) Indebtedness owed to Bank of America N.A. or its affiliates and J.P. Morgan Chase Bank, N.A. or its affiliates in connection with a vendor purchasing card program in an aggregate amount not to exceed $2,500,000 at any one time outstanding;”

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, Borrower has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The limited waiver and amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or, except for the limited waiver and amendment provided herein, to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) except for the limited waiver and amendment provided herein, to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the receipt by Bank of this Amendment duly executed by Borrower.

5. EXPENSES. Borrower agrees to pay Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) accrued and incurred in connection with the transactions contemplated by this Amendment and all other Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) payable in accordance with the Loan Agreement.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

8. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

U.S. AUTO PARTS NETWORK, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	Chief Executive Officer

PARTS BIN, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	President

LOBO MARKETING, INC.

By	/s/ Brian Hafer
Name:	Brian Hafer
Title:	President

AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC.

By	/s/ David Spangler
Name:	David Spangler
Title:	President

GO FIDO, INC.

By	/s/ Michael Buca
Name:	Michael Buca
Title:	President

WHITNEY AUTOMOTIVE GROUP, INC.

By	/s/ Aaron E. Coleman
Name:	Aaron E. Coleman
Title:	President

PRIVATE LABEL PARTS, INC.

By	/s/ David Morris
Name:	David Morris
Title:	President

PACIFIC 3PL, INC.

By	/s/ Rick Ellis
Name:	Rick Ellis
Title:	President

AUTOMD, INC.

By	/s/ Anton Reut
Name:	Anton Reut
Title:	President

LOCAL BODY SHOPS, INC.

By	/s/ David Hernandez
Name:	David Hernandez
Title:	President

BANK:

SILICON VALLEY BANK

By	/s/ Jack Garza
Name:	Jack Garza
Title:	Relationship Manager